    January 31, 2007

Navistar Financial Corporation
425 N. Martingale Road
Suite 1800,
Attention:   General Counsel
Schaumburg, Illinois 60173

LaSalle Bank National Association
Suite 1625
Chicago, Illinois 60603

Attention:   Global Securities and Trust Services-Navistar 2006-ARC

 Re:            Defaults and Events of Default Ladies/Gentlemen:

Please refer to (a) the Indenture dated as of September 1, 2006 (as amended, the "Indenture") between Navistar Financial 2006-ARC Owner Trust, a Delaware statutory trust, and LaSalle Bank National Association, a national banking association, as indenture trustee (in such capacity, the "Indenture Trustee"), (b) the Note Purchase Agreement dated as of September 1, 2006 (the "Note Purchase Agreement"), among Navistar Financial Retail Receivables Corporation (the "Seller"), Navistar Financial Corporation ("NFC"), Amsterdam Funding Corporation, as a Conduit Investor, and ABN AMRO Bank, N.V., as Funding Agent and an Alternate Investor and (c) the ISDA Master Agreement dated as of September 1, 2006 between LaSalle Bank National Association (in such capacity, the "Swap Counterparty") and Navistar Financial Corporation. Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto (including by incorporation by reference) in the Indenture, or if not defined therein, in the Note Purchase Agreement.

By its signature below, effective as of the date hereof, (i ) each of the Funding Agent, the Alternate Investor and the Conduit Investor waives a breach of the covenant set forth in Section 5.02(c) of the Note Purchase Agreement arising as a result of the failure of NFC to deliver its financial statements for fiscal year 2005 and for the fiscal quarters ending January 31, April 30 and July 31 of 2006 by January 31, 2007, the financial statements for fiscal year 2006 within 120 days after the end thereof and for fiscal quarters ended January 31, April 30 and July 31, 2007 within 45 days after the end thereof (such financial statements, collectively, the "Financial Statements"), (ii) each of the Funding Agent, the Alternate Investor and the Conduit Investor waives and instructs the Indenture Trustee to waive, and the Indenture Trustee and the Swap Counterparty hereby waive, any failure of the Servicer under Section 3.02 of the Servicing Agreement to deliver the Accountant's Report (as defined in the Servicing Agreement) required to be delivered on or before February 1, 2007 and (iii) each of such parties hereto waives the occurrence of a default, Default, Event of Default or Servicer Default arising solely from the breach of the covenants described in the foregoing clauses (i) and (ii), whether such event is matured or unmatured, under the Indenture, the Servicing Agreement or the Note Purchase Agreement; provided that each of the Seller, the Servicer, the Issuer, the Swap Counterparty and the Indenture Trustee acknowledge that an immediate Event of Default under the Indenture and the Interest Rate Swap and Servicer Default will occur if, and to the extent such failures constitute an Event of Default under the Indenture or the Interest Rate Swap or a Servicer Default, as applicable, without the need for the giving of any notices by any party or the passage of any grace period, the Funding Agent and Swap Counterparty shall not have received the Financial Statements and the Accountant's Report (as defined in the Servicing Agreement) by the earlier of (i) October 31, 2007 and (ii) five (5) Business Days after the filing of such Financial Statements with the SEC, unless the Funding Agent, the Conduit Investors, the Majority Investors and the Swap Counterparty, shall have provided a further waiver of the covenant violation described in this sentence on or before such date.

LaSalle Bank National Association, as Swap Counterparty, hereby agrees that it will not request any financial statements or other information pursuant to Part 3(b) of the Schedule to the ISDA Master Agreement dated as of September 1, 2006, between it and NFC until the earlier of (i) October 31, 2007 and (ii) five (5) Business Days after the filing of such financial statements with the SEC.

The foregoing waiver shall become effective as of the date hereof when the Funding Agent has received: (1) counterparts of this letter executed by the Seller, the Servicer, the Conduit Investors, the Alternate Investor, the Indenture Trustee, the Issuer and the Swap Counterparty and (2) each of Standard & Poor's and Moody's confirms in writing to the Conduit Investor that such waiver shall not result in a reduction or withdrawal of its rating of the Commercial Paper issued by the Conduit Investor; it being understood that such rating confirmation does not constitute an assessment by Standard & Poor's or Moody's of the financial strength of NFC.

Except as specifically waived above, all of the terms, conditions and covenants of the Note Purchase Agreement, the Indenture and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. Further, the Funding Agent, as agent for the Conduit Investor, acknowledges, represents and warrants that it holds all of the Outstanding Amount of the Controlling Class.

Notwithstanding anything contained herein to the contrary, this waiver has been signed by LaSalle Bank National Association, in its capacity as Indenture Trustee, not in its individual capacity but solely as Indenture Trustee and in no event shall LaSalle Bank National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

No failure or delay by any party in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial waiver thereof preclude any other or further exercise thereof or the exercise of any other right hereunder.

Notwithstanding anything contained herein to the contrary, this waiver has been executed by Chase Bank USA, National Association not in its individual capacity but solely in its capacity as Owner Trustee and in no event shall Chase Bank USA, National Association in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.   For  all  purposes  of this  Agreement, in  the  performance  of  its duties or obligations hereunder, or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Trust Agreement.

[Signatures Follow]

This letter may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same letter. This letter shall be governed by the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such laws.

Very truly yours,

ABN AMRO BANK, N.V., as Funding Agent and Alternate Investor

By:   /s/ THERESE GREMLEY
Title:     Vice President

By:   /s/ MICHAEL MCINTYRE
Title:     Vice President

AMSTERDAM FUNDING CORPORATION, as Conduit Investor

By:   /s/ BERNARD J. ANGELO
Title:     Vice President

LASALLE BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:   /s/ TIMOTHY E. CUTSINGER
Title:     Assistant Vice President

LASALLE BANK NATIONAL ASSOCIATION, as Swap Counterparty

By:   /s/ FREDRICK P. ENGLER
Title:     Senior Vice President

Acknowledged and Agreed, as of January 31, 2007

NAVISTAR FINANCIAL RETAIL RECEIVABLES
CORPORATION, as Seller and Certificateholder

By:  /s/ KRISTIN L MORAN
Name:  Kristin L Moran
Title:    V.P., & General Counsel

NAVISTAR FINANCIAL CORPORATION, as Servicer

By:  /s/ KRISTIN L MORAN
Name:  Kristin L Moran
Title:    V.P., & General Counsel

NAVISTAR FINANCIAL 2006-ARC OWNER TRUST,

By:  Chase Bank USA, National Association, not in its
individual capacity, but solely as Owner Trustee on behalf of the Trust

By:  /s/ JOHN J. CASHIN
Name:  Vice President